Last Updated 10/31/2014

Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2014 and 2013

Line		3 Months Ended September 30, 2014	3 Months Ended September 30, 2013	3 Months Incr (Decr)	9 Months Ended September 30, 2014	9 Months Ended September 30, 2013	9 Months Incr (Decr)
	EARNINGS CONTRIBUTION BY SUBSIDIARY (Dollars in Millions)						
1	Arizona Public Service	$ 255	$ 244	$ 11	$ 427	$ 420	$ 7
2	El Dorado	-	(4)	4	(1)	(4)	3
3	Parent Company	(7)	(5)	(2)	(12)	(9)	(3)
4	Net income	248	235	13	414	407	7
5	Less: Net Income Attributable to Noncontrolling Interests	4	9	(5)	22	25	(3)
6	Net Income Attributable to Common Shareholders	$ 244	$ 226	$ 18	$ 392	$ 382	$ 10
	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED						
7	Arizona Public Service	$ 2.30	$ 2.19	$ 0.11	$ 3.85	$ 3.79	$ 0.06
8	El Dorado	-	(0.03)	0.03	(0.01)	(0.04)	0.03
9	Parent Company	(0.06)	(0.04)	(0.02)	(0.11)	(0.08)	(0.03)
10	Net income	2.24	2.12	0.12	3.73	3.67	0.06
11	Less: Net Income Attributable to Noncontrolling Interests	0.04	0.08	(0.04)	0.20	0.23	(0.03)
12	Net Income Attributable to Common Shareholders	$ 2.20	$ 2.04	$ 0.16	$ 3.53	$ 3.44	$ 0.09
13	**BOOK VALUE PER SHARE**	$ 40.67	$ 38.86	$ 1.81	$ 40.67	$ 38.86	$ 1.81
	COMMON SHARES OUTSTANDING (Thousands)						
14	Average - Diluted	111,103	111,053	50	110,962	110,913	49
15	End of Period	110,447	110,037	410	110,447	110,037	410

See Glossary of Terms

Page 1 of 4

Last Updated 10/31/2014

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2014 and 2013

Line		3 Months Ended September 30, 2014	3 Months Ended September 30, 2013	3 Months Incr (Decr)	9 Months Ended September 30, 2014	9 Months Ended September 30, 2013	9 Months Incr (Decr)
	ELECTRIC OPERATING REVENUES (Dollars in Millions)						
	Retail						
16	Residential	$ 619	$ 626	$ (7)	$ 1,329	$ 1,377	$ (48)
17	Business	460	457	3	1,205	1,205	-
18	Total retail	1,079	1,083	(4)	2,534	2,582	(48)
	Wholesale revenue on delivered electricity						
19	Traditional contracts	16	18	(2)	40	44	(4)
20	Off-system sales	61	28	33	140	68	72
21	Native load hedge liquidation	-	4	(4)	-	8	(8)
22	Total wholesale	77	50	27	180	120	60
23	Transmission for others	7	10	(3)	23	25	(2)
24	Other miscellaneous services	9	9	-	26	25	1
25	Total electric operating revenues	$ 1,172	$ 1,152	$ 20	$ 2,763	$ 2,752	$ 11
	ELECTRIC SALES (GWH)						
	Retail sales						
26	Residential	4,665	4,752	(87)	10,252	10,826	(574)
27	Business	4,234	4,239	(5)	11,260	11,387	(127)
28	Total retail	8,899	8,991	(92)	21,512	22,213	(701)
	Wholesale electricity delivered						
29	Traditional contracts	186	242	(56)	560	585	(25)
30	Off-system sales	1,552	927	625	2,844	2,281	563
31	Retail load hedge management	-	85	(85)	-	200	(200)
32	Total wholesale	1,738	1,254	484	3,404	3,066	338
33	Total electric sales	10,637	10,245	392	24,916	25,279	(363)

See Glossary of Terms

Page 2 of 4

Last Updated 10/31/2014

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2014 and 2013

Line		3 Months Ended September 30, 2014	3 Months Ended September 30, 2013	3 Months Ended September 30, Incr (Decr)	9 Months Ended September 30, 2014	9 Months Ended September 30, 2013	9 Months Ended September 30, Incr (Decr)
	AVERAGE ELECTRIC CUSTOMERS						
	Retail customers						
34	Residential	1,030,055	1,015,082	14,973	1,031,996	1,017,516	14,480
35	Business	129,558	128,245	1,313	129,196	128,044	1,152
36	Total retail	1,159,613	1,143,327	16,286	1,161,192	1,145,560	15,632
37	**Wholesale customers**	56	53	3	56	52	4
38	Total customers	1,159,669	1,143,380	16,289	1,161,248	1,145,612	15,636
39	Total customer growth (% over prior year)	1.4%	1.3%		1.4%	1.3%	
	RETAIL SALES (GWH) - WEATHER NORMALIZED						
40	Residential	4,736	4,748	(12)	10,513	10,548	(35)
41	Business	4,222	4,231	(9)	11,200	11,289	(89)
42	Total	8,958	8,979	(21)	21,713	21,837	(124)
43	Retail sales (GWH) (% over prior year)	(0.2)%	(1.4)%		(0.6)%	(0.1)%	
	RETAIL USAGE (KWh/Average Customer)						
44	Residential	4,529	4,682	(153)	9,934	10,640	(706)
45	Business	32,680	33,057	(377)	87,157	88,931	(1,774)
	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)						
46	Residential	4,598	4,678	(80)	10,187	10,366	(179)
47	Business	32,586	32,990	(404)	86,692	88,163	(1,471)
	ELECTRICITY DEMAND (MW)						
48	Native load peak demand	7,007	6,927	80	7,007	6,927	80
	WEATHER INDICATORS - RESIDENTIAL						
	Actual						
49	Cooling degree-days	1,145	1,212	(67)	1,675	1,792	(117)
50	Heating degree-days	-	-	-	245	614	(369)
51	Average humidity	34%	31%	3%	26%	24%	2%
	10-Year Averages						
52	Cooling degree-days	1,239	1,239	-	1,722	1,722	-
53	Heating degree-days	-	-	-	499	499	-
54	Average humidity	29%	29%	-	23%	23%	-

See Glossary of Terms

Page 3 of 4

Last Updated 10/31/2014

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2014 and 2013

Line		3 Months Ended September 30, 2014	3 Months Ended September 30, 2013	3 Months Ended September 30, Incr (Decr)	9 Months Ended September 30, 2014	9 Months Ended September 30, 2013	9 Months Ended September 30, Incr (Decr)
	ENERGY SOURCES (GWH)						
	Generation production						
55	Nuclear	2,523	2,522	1	7,232	7,223	9
56	Coal	3,450	2,759	691	8,985	8,416	569
57	Gas, oil and other	2,253	2,310	(57)	4,713	4,820	(107)
58	Total generation production	8,226	7,591	635	20,930	20,459	471
	Purchased power						
59	Firm load	2,717	2,969	(252)	5,601	5,564	37
60	Marketing and trading	140	180	(40)	351	408	(57)
61	Total purchased power	2,857	3,149	(292)	5,952	5,973	(21)
62	Total energy sources	11,083	10,740	343	26,882	26,432	450
	POWER PLANT PERFORMANCE						
	Capacity Factors						
63	Nuclear	100%	100%	0%	96%	96%	0%
64	Coal	81%	71%	10%	71%	73%	(2)%
65	Gas, oil and other	30%	32%	(2)%	21%	22%	(1)%
66	System average	58%	56%	2%	49%	49%	0%
	ECONOMIC INDICATORS						
	Building Permits (a)						
67	Metro Phoenix	3,962	3,460	502	14,387	11,446	2,941
	Arizona Job Growth (b)						
68	Payroll job growth (% over prior year)	2.2%	2.2%	0.0%	1.9%	2.2%	(0.3)%
69	Unemployment rate (%, seasonally adjusted)	7.0%	8.1%	(1.1)%	7.1%	8.0%	(0.9)%

Sources:
(a) U.S. Census Bureau
(b) Arizona Department of Economic Security

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Page 4 of 4